Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that the Form 10-K of Windswept Environmental Group, Inc. for the period ended June 30, 2007, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Windswept Environmental Group, Inc. for the periods presented.

/s/ Michael O’Reilly
Name: Michael O’Reilly
President and Chief Executive Officer
(principal executive officer)

Date: October 15, 2007

/s/ Arthur Wasserspring
Name: Arthur Wasserspring
Chief Financial Officer
(principal financial officer)

Date: October 15, 2007